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                                                                 Exhibit (23)(b)



                             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We consent to the incorporation by reference in the Registration
Statement (Form S-8 No. 333-       ) pertaining to the Lanier Worldwide, Inc.
Savings Incentive Plan of our report dated July 27,1995, with respect to the consolidated financial statements and schedule of Harris Corporation and subsidiaries included in its Annual Report (Form 10-K) for the year ended June 30, 1995, filed with the Securities and Exchange Commission.





                                                               ERNST & YOUNG LLP




Jacksonville, Florida
March 14, 1996